Exhibit 99.2


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the filing of the Quarterly Report on Form 10-QSB for the Quarter Ended March 31, 2003 (the "Report"), by GVC Venture Corp. (the "Registrant"), the undersigned hereby certifies that, to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




                                         /s/ Marc Hanover
                                         ---------------------------------------
                                         Marc Hanover
                                         Vice President, Finance and Treasurer
                                         (Principal Financial Officer and
                                         Principal Accounting Officer)

                                         May 15, 2003

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO GVC VENTURE CORP. AND WILL BE RETAINED BY GVC VENTURE CORP., AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.